SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) February 22, 2000 (2/18/2000)


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
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        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339, No. 33-60069 and No. 333-86363), the registrant hereby files the following press release.


                        DuPont Contact:          Clif Webb
                                                 R-Clifton.Webb@USA.dupont.com
                                                 -----------------------------
                                                 302-774-4005

                        ICG Contacts:
                        For Media:               For Investors:
                        Mary Stubbs              Sherri Wolf
                        stubbsm@fleishman.com    swolf@internetcapital.com
                        ---------------------    -------------------------
                        415-356-1006             617-338-7171

                                                 Nina Bondarook
                                                 bondaron@fleishman.com
                                                 ----------------------
                                                 415-356-1030



                   DuPont and Internet Capital Group Partner to Accelerate E-Commerce Development in Major Industrial Markets


        WILMINGTON, Del., Feb. 18 - DuPont (NYSE: DD) and Internet Capital Group (NASDAQ: ICGE) today announced the formation of a joint venture that will bring greater reach, lower transaction costs, increased productivity and service to buyers and sellers of industrial goods and services worldwide.

        The joint venture, called CapSpan, will leverage Internet Capital Group's business-to-business (B2B) expertise in building web-based marketplaces and DuPont's industry knowledge and strength as a large-volume buyer and supplier. Together, they will drive the development and success of neutral marketplaces with other strategic partners, including some of the companies within Internet Capital Group's network of more than 55 partner companies.

        CapSpan combines the knowledge and experience of DuPont, a major industrial corporation, with the speed, technology and expertise of Internet Capital Group, the Internet's premier B2B operating company. CapSpan will provide management, growth capital, financial, technical and infrastructure capabilities designed to accelerate the development of B2B e-commerce, initially targeting areas such as apparel, chemicals, construction and e-procurement.


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        The joint venture facilitates DuPont's strategy to capitalize on global opportunities in the rapidly emerging Internet economy while preserving its strong presence in traditional markets and distribution channels. The newly formed company also strengthens Internet Capital Group's position as a leading B2B e-commerce company by using DuPont's significant presence as a buyer and seller in several markets to fuel the growth of its collaborative network of partner companies.

        "We selected Internet Capital Group because they can most readily help us capitalize on opportunities in the rapidly emerging Internet economy," said Charles O. Holliday, Jr., DuPont chairman and CEO. "For DuPont, that means we can create wealth from our industry sector expertise, achieve transactional efficiencies, extend the reach of our existing businesses, and create entirely new business opportunities."

        According to industry analysts, the value of the U.S. B2B e-commerce market in 2004 could total as much as $7.3 trillion. The joint venture will allow DuPont and Internet Capital Group to combine their expertise from the industrial world and the Internet world to achieve success in this enormous market opportunity.

        "CapSpan provides the necessary ingredients for market success: liquidity, industry sector knowledge, strategic relationships and technology infrastructure," said Walter Buckley, president and CEO of Internet Capital Group. "This joint venture gives Internet Capital Group and its partner companies instant access to the worldwide industry expertise and transaction volume of DuPont and other large corporations, thereby promoting the success of the marketplaces CapSpan enters."

        Erik Fyrwald, DuPont's vice president of e-commerce and new business development, will become CEO of CapSpan. Skip Maner, Internet Capital Group's vice president of acquisitions, will become chief operating officer. Both Holliday and Buckley will serve on CapSpan's board of directors. CapSpan will be based in Wayne, Pa.

        DuPont (www.dupont.com) is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 65 countries and has 97,000 employees.

        Internet Capital Group (http://www.internetcapital.com) is an Internet holding company actively engaged in business-to-business e-commerce through a network of partner companies. It provides operational assistance, capital support, industry expertise, and a strategic network of business relationships intended to maximize the long-term market potential of more than 55 business-to-business e-commerce partner companies. Headquartered in Wayne, Pa., Internet Capital Group has offices in San Francisco, Boston, Seattle and London.






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Safe Harbor Statement under private Securities Litigation Reform Act of 1995
The statements contained in this press release that are not historical facts are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future performance of our partner companies, acquisitions of interests in additional partner companies, additional financing requirements, the effect of economic conditions in the B2B e-commerce market and other uncertainties detailed in the Company's filings with the Securities and Exchange Commission.

Forward-Looking Statements: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking state-ments may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regula-tions, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; research and development of new products, including regulatory approval and market acceptance, and seasonality of sales of agricultural products.


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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




February 22, 2000









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